UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

GigCapital9 Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43074	98-1894186
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200	94303
Palo Alto, CA 94303	(Zip Code)
(650) 276-7040

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-fifth of one Class A ordinary share	GIXXU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	GIX	The Nasdaq Stock Market LLC
Rights, one right to receive one-fifth of one Class A ordinary share, each five rights entitling the holder thereof to receive one Class A ordinary share upon the consummation of a business combination	GIXXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed by the Company in its Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 30, 2026 (the “IPO Closing 8-K”), the Company consummated its initial public offering (the “IPO”) on January 28, 2026, resulting in the issuance of an aggregate of 25,300,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each an “Class A Ordinary Share”), and one right to receive one-fifth of a Class A Ordinary Share (a “Public Right”), with each five rights entitling the holder thereof to receive one Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds to the Company of $253,000,000.

As also previously disclosed in the IPO Closing 8-K, simultaneously with the closing of the IPO, the Company completed the private sale and issuance of an aggregate of 107,500 units (the “Private Placement Units”) to GigAcquisitions9 Corp. (the “Sponsor”), three of the Company’s directors, certain other GigCapital Global advisors and Lynrock Lake Master Fund LP at a price of $9.7374 per unit, generating gross proceeds to the Company of $1,046,771. Each Private Placement Unit consists of one Class A Ordinary Share and one right to receive one-fifth of a Class A Ordinary Share, with each five rights entitling the holder thereof to receive one Class A Ordinary Share upon the consummation of an initial business combination.

In addition, as also previously disclosed in the IPO Closing 8-K, simultaneously with the closing of the IPO, the Company completed the private sale and issuance to certain non-managing investors (none of which are affiliated with any member of the Company’s management, the Sponsor or any other investor) of (i) an aggregate of 3,178,430 Class B ordinary shares of the Company, par value of $0.0001 per share (“Class B Ordinary Shares”) at a price of $0.023254 per share and (ii) an aggregate of 281,454 Private Placement Units at a price of $9.7374 per unit, generating gross proceeds to the Company of $2,814,541.

A total of $253,000,000 of the proceeds received by the Company from the IPO and the above-described private placements, were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 28, 2026, reflecting receipt of the proceeds upon consummation of the IPO, and the sale of the Private Placement Units and Class B Ordinary Shares has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet of GigCapital9 Corp. as of January 28, 2026.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL9 CORP.

Dated: February 3, 2026	By:	/s/ Dr. Avi S. Katz
Dr. Avi S. Katz
Chief Executive Officer